EXHIBIT 99


This diskette accompanies and is a part of the preliminary prospectus supplement, dated March 21, 2003 (the "Preliminary Prospectus Supplement"), to the prospectus, dated March 21, 2003 (together with the Preliminary Prospectus Supplement, the "Prospectus"), relating to the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2003-C4 Class A-1, Class A-2, Class B, Class C, Class D, and Class E (collectively, the "Certificates"). The information set forth on this diskette is an electronic copy of certain information set forth on Annex A-1, A-1A, A-1B, A-2, A-3, A-4 and A-5 to the Prospectus Supplement. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates, particularly with respect to the structure of the underlying trust fund and the risks and special considerations associated with an investment in the Certificates. Such information is described elsewhere in the Prospectus.

Any information contained on this diskette will be more fully described elsewhere in the Prospectus. The information contained on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive, and should carefully review, the Prospectus.

NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL
OR A SOLICITATION OF AN OFFER TO BUY THE CERTIFICATES



WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003-C4

            ANNEX A-4                                            COMMERCIAL TENANT SCHEDULE


MORTGAGE                                                            GENERAL         SPECIFIC         CUT-OFF         % OF AGGREGATE
LOAN        LOAN GROUP                                              PROPERTY        PROPERTY        DATE LOAN          CUT-OFF DATE
NUMBER       NUMBER   PROPERTY NAME                                   TYPE            TYPE          BALANCE $            BALANCE
---------------------------------------------------------------------------------------------------------------------------------
    109         1     Goshen Industrial                            Industrial       Warehouse       2,788,981.66      0.31%
    71          1     First Republic Bank Building                   Office          Suburban       3,989,941.36      0.45%
    11          1     Dover Esplanade                                Office          Suburban      17,447,772.22      1.96%
    28          1     Costco Wholesale Warehouse                     Retail          Anchored       9,676,768.42      1.09%
   52.2               CVS - 69 South                                 Retail          Anchored
    61          1     Walgreens - Manchester                         Retail          Anchored       4,286,697.56      0.48%
    65          1     Walgreens - Clinton Township                   Retail          Anchored       4,141,017.15      0.46%
    69          1     Walgreens - Rosedale                           Retail          Anchored       4,041,718.61      0.45%
    77          1     Walgreens - Baltimore                          Retail          Anchored       3,722,372.94      0.42%
    79          1     Walgreens - Duluth                             Retail          Anchored       3,704,666.69      0.42%
    82          1     Walgreens - 92nd and Commercial                Retail          Anchored       3,647,056.31      0.41%
    83          1     Walgreens - Oro Valley                         Retail          Anchored       3,642,402.01      0.41%
    90          1     Walgreens - Johnson City                       Retail          Anchored       3,510,023.98      0.39%
    93          1     Walgreens - Houston                            Retail          Anchored       3,442,830.00      0.39%
    96          1     AmCap - Table Mesa                             Retail          Anchored       3,280,000.00      0.37%
    100         1     Walgreens - Mooresville                        Retail          Anchored       3,093,289.91      0.35%
    102         1     Walgreens - Cedar Park                         Retail          Anchored       3,073,311.45      0.34%
    103         1     Walgreens - Lacey                              Retail          Anchored       2,996,960.00      0.34%
    104         1     Walgreens - Saint George                       Retail          Anchored       2,993,516.94      0.34%
    105         1     Walgreens - Tucson                             Retail          Anchored       2,875,384.23      0.32%
    107         1     Walgreens - McDonough                          Retail          Anchored       2,804,385.22      0.31%
    108         1     Eckerds - Grapevine                            Retail          Anchored       2,789,152.37      0.31%
    117         1     AmCap - Capitol Hill                           Retail          Anchored       2,400,000.00      0.27%
    120         1     Eckerds - Weekie Wachee                        Retail          Anchored       2,316,178.51      0.26%
    122         1     CVS Pleasant Grove, AL                         Retail          Anchored       2,094,034.65      0.23%
    140         1     Rite Aid - Santa Barbara, CA                   Retail         Unanchored       507,614.01       0.06%
    49          1     Socastee Commons Shopping Center               Retail          Anchored       5,288,339.45      0.59%
    95          1     Walgreens Plaza                                Retail          Anchored       3,297,214.18      0.37%
    116         1     AmCap - Southgate SC                           Retail          Anchored       2,449,000.00      0.27%
    51          1     Lake Oconee Village Shopping Center            Retail          Anchored       5,183,101.63      0.58%
    62          1     Sumter Crossing Shopping Center                Retail          Anchored       4,278,031.38      0.48%
    45          1     AmCap - Leetsdale & Monaco                     Retail          Anchored       6,080,000.00      0.68%
    36          1     Southside Plaza                                Retail          Anchored       7,600,000.00      0.85%
    41          1     El Rancho Shopping Center                      Retail          Anchored       6,484,432.45      0.73%
   52.1               CVS - 15th Street & Burch and Hatfield         Retail          Anchored
    24          1     Heritage Village Center                        Retail          Anchored      11,274,356.21      1.26%
    12          1     AmCap - 80th & Wadsworth                       Retail          Anchored      16,679,000.00      1.87%
    23          1     Warrenton Village                              Retail          Anchored      11,290,083.37      1.27%
    18          1     AmCap - Mississippi & Havana                   Retail          Anchored      13,052,000.00      1.46%





MORTGAGE     % OF LOAN                   UNIT                                              LARGEST
LOAN           GROUP         NUMBER OF    OF                                                TENANT        LARGEST TENANT
NUMBER       1 BALANCE        UNITS     MEASURE   LARGEST TENANT NAME                      % OF NRA         EXP. DATE
--------------------------------------------------------------------------------------------------------------------------
    109         0.43%        130,561    Sq. Ft.   Amscan, Inc.                               100.00%     31-Oct-2006
    71          0.62%         11,284    Sq. Ft.   First Republic Bank                        100.00%     31-Mar-2015
    11          2.72%        101,290    Sq. Ft.   Ocean County Board of Social Services       92.61%      1-Jul-2022
    28          1.51%        134,469    Sq. Ft.   Costco                                     100.00%     17-Nov-2048
   52.2                       10,055    Sq. Ft.   CVS                                        100.00%     31-Jan-2022
    61          0.67%         15,120    Sq. Ft.   Walgreens                                  100.00%     30-Nov-2077
    65          0.65%         15,120    Sq. Ft.   Walgreens                                  100.00%     31-Jan-2022
    69          0.63%         15,120    Sq. Ft.   Walgreens                                  100.00%     30-Sep-2061
    77          0.58%         15,120    Sq. Ft.   Walgreens                                  100.00%     31-Jul-2061
    79          0.58%         14,550    Sq. Ft.   Walgreens                                  100.00%     28-Feb-2078
    82          0.57%         15,120    Sq. Ft.   Walgreens                                  100.00%     31-May-2021
    83          0.57%         15,120    Sq. Ft.   Walgreens                                  100.00%     31-Aug-2077
    90          0.55%         14,490    Sq. Ft.   Walgreens                                  100.00%     30-Sep-2021
    93          0.54%         14,490    Sq. Ft.   Walgreens                                  100.00%     31-May-2062
    96          0.51%         58,862    Sq. Ft.   King Sooper's                              100.00%     30-Nov-2018
    100         0.48%         14,490    Sq. Ft.   Walgreens                                  100.00%     31-Dec-2062
    102         0.48%         14,490    Sq. Ft.   Walgreens                                  100.00%     31-Aug-2077
    103         0.47%         14,490    Sq. Ft.   Walgreens                                  100.00%     26-Mar-2078
    104         0.47%         14,490    Sq. Ft.   Walgreens                                  100.00%     31-Dec-2077
    105         0.45%         14,490    Sq. Ft.   Walgreens                                  100.00%     31-Dec-2077
    107         0.44%         15,120    Sq. Ft.   Walgreens                                  100.00%     30-Nov-2061
    108         0.43%         11,200    Sq. Ft.   Eckerds                                    100.00%      7-Aug-2018
    117         0.37%         41,737    Sq. Ft.   King Sooper's                              100.00%     19-Jun-2009
    120         0.36%         11,200    Sq. Ft.   Eckerds                                    100.00%      9-May-2021
    122         0.33%         10,125    Sq. Ft.   CVS                                        100.00%     31-Jan-2021
    140         0.08%         7,920     Sq. Ft.   Rite Aid                                   100.00%     31-May-2010
    49          0.82%         57,373    Sq. Ft.   Bi-Lo                                       81.35%     31-Jan-2021
    95          0.51%         22,975    Sq. Ft.   Walgreens                                   79.10%     31-Mar-2044
    116         0.38%         60,446    Sq. Ft.   Dillion's                                   78.83%     30-Nov-2016
    51          0.81%         56,197    Sq. Ft.   Publix                                      78.78%     31-Oct-2025
    62          0.67%         52,079    Sq. Ft.   Winn Dixie                                  77.27%     30-May-2021
    45          0.95%         83,243    Sq. Ft.   King Sooper's                               74.76%     31-Jul-2014
    36          1.18%        172,293    Sq. Ft.   Wal-Mart                                    68.89%     29-Dec-2011
    41          1.01%         68,482    Sq. Ft.   Ralphs                                      68.68%     30-Jun-2023
   52.1                       15,125    Sq. Ft.   CVS                                         66.94%     31-Jan-2021
    24          1.76%        105,231    Sq. Ft.   Vons                                        54.04%     10-Oct-2025
    12          2.60%        136,191    Sq. Ft.   King Sooper's                               53.21%     30-Nov-2009
    23          1.76%        114,789    Sq. Ft.   Safeway                                     50.42%     31-Aug-2022
    18          2.03%        122,498    Sq. Ft.   King Sooper's                               50.22%     30-Nov-2019






MORTGAGE                                            2ND LARGEST      2ND LARGEST
LOAN           2ND LARGEST                          TENANT % OF      TENANT
NUMBER         TENANT NAME                           OF NRA          EXP. DATE   3RD LARGEST TENANT NAME
---------------------------------------------------------------------------------------------------------
    109
    71
    11       Grunin & Kalmano                         2.27%       31-Dec-2012    Business Staffing
    28
   52.2
    61
    65
    69
    77
    79
    82
    83
    90
    93
    96
    100
    102
    103
    104
    105
    107
    108
    117
    120
    122
    140
    49       Myers Hair & Tanning                     3.31%       28-Feb-2006    Southeastern Spirits
    95       The Casual Male                         13.06%       31-Dec-2008    5 Star Cellular
    116      Sunset Plaza Drug Corporation           10.80%       31-Mar-2003    JC's Bar & Grill
    51       Cabinetry By Design                      4.27%       31-Oct-2005    Oconee Cellar
    62       Movie Gallery                            7.52%       31-May-2006    H&R Block
    45       Hollywood Video                          7.34%       28-Feb-2007    Optical Masters
    36       Food Lion                               16.83%       17-Dec-2013    CATO
    41       Bank of the West                         9.33%       31-Oct-2011    General Bank
   52.1      Burch and Hatfield                      11.40%       30-Sep-2012
    24       Blockbuster Video                        4.32%       30-Sep-2005    Pam's Hallmark
    12       Coomers                                 11.95%       31-Mar-2004    Dress Barn
    23       Fashion Bug                              7.40%       20-Apr-2004    Merchant's Tire & Auto
    18       One $ Mart                              10.03%       31-Jan-2006    On Your Feet














MORTGAGE          3RD LARGEST                MORTGAGE
LOAN                TENANT %   3RD LARGEST    LOAN
NUMBER             OF NRA      EXP. DATE     NUMBER
------------------------------------------------------
    109                                        109
    71                                         71
    11               1.58%   31-Aug-2007       11
    28                                         28
   52.2                                       52.2
    61                                         61
    65                                         65
    69                                         69
    77                                         77
    79                                         79
    82                                         82
    83                                         83
    90                                         90
    93                                         93
    96                                         96
    100                                        100
    102                                        102
    103                                        103
    104                                        104
    105                                        105
    107                                        107
    108                                        108
    117                                        117
    120                                        120
    122                                        122
    140                                        140
    49               2.79%   30-Oct-2004       49
    95               3.93%   28-Feb-2007       95
    116              5.96%   30-Sep-2006       116
    51               4.27%   31-Oct-2007       51
    62               3.84%   30-Apr-2005       62
    45               3.03%   30-Nov-2005       45
    36               2.79%   31-Jan-2007       36
    41               3.77%   30-Jun-2007       41
   52.1                                       52.1
    24               4.32%   31-Jan-2006       24
    12               6.47%   30-Jun-2007       12
    23               5.23%   31-Jan-2009       23
    18               4.90%   30-Jun-2005       18